Exhibit 10.27

FOURTH AMENDMENT TO AIR CARGO CENTER LEASE

THIS FOURTH AMENDMENT TO AIR CARGO CENTER LEASE (the "Fourth Amendment") is entered into as of the 17th day of November 2023, by and between MCP CARGO, LLC, a Nevada limited liability company ("Landlord") and A-M GLOBAL LOGISTICS, LLC, a Delaware limited liability company ("Tenant").

R E C I T A L S

A.
Landlord and Tenant entered into that certain Air Cargo Center Lease, dated November 21, 2014, (the "Lease") as amended by the First Amendment dated August 28, 2015 (the “First Amendment”), and amended by the Second Amendment dated December 17, 2015 (the “Second Amendment”), and amended by the Third Amendment dated June 18, 2018 (the “Third Amendment”), hereinafter collectively referred to along with the Original Lease as the “Lease”) for the leasing of the Premises located in the Marnell Airport Center, on Surrey Street between Patrick Lane and Russell Road, Las Vegas, Nevada 89119 identified as Building 2, 6055 Surrey Street, Suites 103 & 105, consisting of Seventeen Thousand Five Hundred Sixty Seven (17,567) square feet of floor area (the "Premises").

B. Landlord and Tenant desire to further amend the Lease, on the terms and conditions contained herein, to, among other things, expand the Premises to include Suite 108 consisting of approximately Seven Thousand One Hundred Seventy-Six (7,176) square feet of floor area (“Expansion Space”).

C.
Landlord and Tenant have agreed to further amend the Lease as provided herein.

NOW, THEREFORE, based upon the covenants and promises contained herein and other good and valuable consideration, Landlord and Tenant mutually agree as follows:

1. EXPANSION SPACE: Landlord and Tenant desire to expand the Premises to include the Expansion Space which Tenant shall accept in its current “As-Is” condition attached hereto as Exhibit “A” and incorporated herein by this reference. The estimated delivery date shall be when the current Tenant vacates Suite 108, June 1, 2024 (“Delivery Date”).

Notwithstanding any provision to the contrary contained in the Lease or this Fourth Amendment, Section 6 of the Summary of Basic Lease Information for the Lease is hereby deleted in its entirety and the following is substituted in lieu thereof:

“6. Premises (Article 1). The Premises shall consist of (a) that certain space in the Building identified as Suite 105 and consisting of Twenty Four Thousand Seven Hundred Forty-Three (24,743) square feet of floor area, and as depicted on Exhibit "A-2" attached hereto (the "Depiction of Premises).”

2. COMMENCMENT DATE/EXPANSION SPACE: Commencement Date for the Expansion Space, shall commence on the date the Expansion Space is made available to Tenant (the "New Commencement Date").

3. LEASE TERM: The current Lease Term is hereby amended so that maturity for the newly defined Premises is extended by a period of sixty (60) months upon Commencement of the Expansion Space for which the exact dates will be memorialized prior to Tenant occupancy.

4. BASE RENT: Upon Commencement of the Expansion Space, the Base Rent shall be equal to Two and 10/100 Dollars ($2.10 ) for each square foot of floor area in the Premises. The Base Rent shall increase by 3% on each anniversary day of the Commencement Date of the Extended Lease Term.

5. TENANT CONSTRUCTION COSTS PROVIDED: Tenant has agreed to pay for all the relocation and construction costs for the relocation of Peak Supply Chain Solutions to vacate suite 108, and occupy Suite 105 located in ACC 3. Landlord has provided Tenant with a rough estimate of cost in the range of $750,000 to $1,000,000 and guarantees Tenant portion of the total cost will not exceed One Million and 00/100 Dollars ($1,000,000.00).

6. Miscellaneous: Except as modified herein, the Lease shall remain in full force and effect. All capitalized terms not defined herein shall have the same meaning as defined in the Lease. This Fourth Amendment may be executed in counterparts. Each of said counterparts, when so executed and delivered, shall be deemed an original and, taken together, shall constitute but one and the same instrument. This Fourth Amendment may be executed by a facsimile of the signature of any party, with the facsimile signature having the same force and effect as if this consent had been executed by the actual signature of any party.

IN WITNESS WHEREOF, this Fourth Amendment has been executed on the day and year above written.

LANDLORD: TENANT:

MCP Cargo, LLC A-M GLOBAL LOGISTICs, LLC, a

a Nevada limited liability company Delaware limited liability company

By: _____/s/ Gregory K Wells_____ By: _/s/ Brian Aquilino_______________

Print Name: _Gregory K. Wells_____ Print Name: __Brian Aquilino_________

Print Title: ____Manager___________ Print Title: __COO _______________